INVESTOR PRESENTATION Second Quarter 2023 Exhibit 99.2

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Form 10-K for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates. Cautionary Note Regarding Forward-Looking Statements

Q2 2023 Highlights Financial Highlights Highlights: Loans increased $693 million QoQ, net of $46 million transferred to loans held for sale Non-performing loans decreased $26 million; NPL to loans ratio down to 1.17% from 1.28% in Q1 2023 Deposits increased $3.1 billion, mainly P.R. Government deposits Total borrowings remained flat Available liquidity sources increased $1.9 billion in Q2 2023 Common Equity Tier 1 capital ratio increased 14 basis points to 16.87% Tangible book value per share increased $1.22 to $51.37 driven by quarterly earnings On March 13, 2023, issued $400 million aggregate principal amount of 7.25% Senior Notes due 2028. On August 14, 2023, a portion of the net proceeds of this issuance will be used to redeem, at par value, all outstanding $300 million aggregate principal amount of its 6.125% Senior Notes due September 2023 1 FTE net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable-equivalent basis Quarter Highlights Redemption of Senior Notes:

Business Highlights Business Metrics Earnings 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days BPPR Customer Engagement Popular Bank BPPR BPPR: Loans increased by $314 million across all business segments Continued strong origination activity in consumer loans: Auto and lease financing increased 29% QoQ Personal loans increased 18% QoQ Mortgage loans were 20% higher than Q2 2022 Deposits, excluding P.R. government deposits, decreased by $388 million from Q1 2023, mainly non-interest-bearing retail and commercial accounts Total cost of deposits increased 26bps QoQ; 14bps excluding P.R. Government deposits Total customers increased 9,500 from Q1 2023 and 37,400 from Q2 2022 Credit and debit card sales (in dollars) were 3% higher than Q2 2022 Loans increased $379 million; mainly commercial and construction loans Deposits grew $399 million and total deposit cost increased 54bps driven by an increase in brokered deposits and deposits gathered through the Popular Direct online channel Popular Bank:

Financial Summary

Net Interest Margin Dynamics Net interest margin of 3.14%; FTE net interest margin of 3.29%, a decrease of 17 basis points Money market and investment securities are 51% of earning assets FTE loan yield increased 18 basis points QoQ to 7.15% Total deposit cost increased 29 basis points QoQ to 1.57% Total Loans and Deposits ($ in billions)1 Loan Yields, Deposit Cost and NIM (FTE) Money Market and Investment Securities ($ in billions)1 ¹ Balances are as of end of period 51%

Deposit Mix and Historical Betas Total cumulative deposit beta of 31% at period end; total deposit beta at BPPR and PB of 28% and 47%, respectively High beta public sector deposits now account for 29% of total deposits. P.R. public sector deposit betas are 100% with a quarter lag; expect costs to increase while short-term rates continue to rise Retail and commercial deposit betas have historically been low, but are now above the prior cycle

2 The book value includes $746 million of net unrealized loss which remains in Accumulated Other Comprehensive Income (AOCI) related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity securities portfolio. At the time of transfer, the securities had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026. Differences due to rounding Investment Portfolio 1 Maturity expressed in years; In the case of mortgage-backed securities and CMO’s, it represents the weighted average life of the bonds assuming market consensus prepayment speeds Earnings Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations. The portfolio duration, including cash, is 2.3 years The rapid rise in interest rates during 2022 increased unrealized losses; expect to fully recover these unrealized losses as the securities mature The U.S. Treasury portfolio classified as HTM had a market value of $8.2 billion at the end of Q2 2023, which is $130 million lower than the current book value 1 2

Capital Robust regulatory capital levels Common Equity Tier 1 of 16.9% Leverage ratio of 8.4% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 41% of total assets TCE ratio1 at 5.3% compared to 5.4% in Q1 2023; BPPR at 3.5% compared to 3.6% due to asset growth during the quarter Tangible book value per share increased by $1.22 to $51.37 compared to $50.15 in Q1 2023 driven by quarterly earnings Note: Current period ratios are estimated 1 TCE ratio is defined as the ratio of tangible common equity to tangible assets

Non – Performing Assets Non-Performing Assets Dollars in millions Differences due to rounding Total NPL Inflows Q2 2023 vs Q1 2023 variances: NPAs and NPLs decreased by $32 million and $26 million QoQ, respectively NPL inflows decreased by $10 million QoQ P.R. NPLs at $352 million, or 1.5% of loans, down by $27 million, mainly driven by lower mortgage NPLs by $30 million, offset in part by higher construction NPLs by $9 million U.S. NPLs at $33 million, or 0.3% of loans, flat QoQ OREOs decreased by $6 million QoQ Non-Performing Loans

NCOs and Allowance for Credit Losses Dollars in millions Differences due to rounding Earnings Q2 2023 vs Q1 2023 variances: NCOs amounted to $24 million, decreasing by $9 million QoQ BPPR’s NCOs at $19 million, decreasing by $13 million QoQ, mainly due to lower consumer NCOs by $14 million, as the prior quarter included a $10 million line of credit charge-off Popular U.S. NCOs at $5 million, increasing by $4 million QoQ NCO ratio at 0.29% vs. 0.41% in Q1 2023 ACL at $700 million, increasing by $11 million from the previous quarter ACL-to-Loans ratio at 2.12% vs. 2.13% in Q1 2023 ACL-to-NPLs at 182% vs. 167% in Q1 2023 NCOs and NCO-to-Loan Ratio ($ in millions)

Differences due to rounding ACL Movement: Moody’s May 2023 baseline scenario continues to show an economy with a resilient labor market that manages to avoid a recession Impact of economic scenarios is driven by the U.S. CRE and P.R. personal loan portfolios, partially offset by changes in the probability weights assigned to the scenarios due to lower risk of recession Lower qualitative reserves mainly due to stable performance within the lease financing portfolio Portfolio changes are mainly driven by specific reserves in commercial and construction loans, higher loan volumes, and migrations of consumer credit scores Economic Scenario: Baseline scenario is assigned the highest probability, followed by the S3 (pessimistic) scenario Reduction in the 2023 forecasted GDP growth for P.R. due to revision of the P.R. Government Economic Activity Index Reductions in unemployment rate for P.R. reflect better-than-expected employment levels U.S. forecast for GDP growth and unemployment rate for 2023 remained consistent with the previous quarter. The reduction in 2024 U.S. GDP growth reflects forecasted weakening in the labor market and the impact of elevated interest rates Allowance for Credit Losses – Q2 2023 Movement

Driving Value Franchise Market leader in Puerto Rico Substantial liquidity with diversified deposit base Well-positioned to take advantage of ongoing economic growth Focus on customer service supported by broad branch network Differentiated digital offering Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Mainland U.S. banking operation provides geographic diversification Commercial led strategy directed at small and medium sized businesses National niche banking focused on homeowners’ associations, healthcare and non-profit organizations Branch footprint in South Florida and New York Metro Transformation Broad-based multi-year, digital, technological and business process transformation Implement more agile and efficient business processes across the entire company Unlock opportunity for growth in our primary market and within our existing customer base ESG In June, we released our corporate sustainability report, available on our website.  We continue to focus on providing opportunity for progress, protecting the environment, and promoting leadership We are mindful of the responsibility we have to Puerto Rico as the leading banking institution and to all the communities that we serve

INVESTOR PRESENTATION Second Quarter 2023 Appendix

Corporate Structure Earnings Summary Corporate Structure Franchise Earnings Assets = $58 billion Assets = $13 billion Puerto Rico Operations United States Operations Assets = $71 billion Information as of June 30, 2023 ¹ Doing business as Popular Selected equity investments: Banco BHD León under Corporate segment Dominican Republic bank 15.84% stake 2022 net income of $175 million Industry Financial services Headquarters San Juan, Puerto Rico Assets $71 billion (among top 50 BHCs in the U.S.) Loans $33 billion Deposits $64 billion Banking branches 158 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $4.4 billion

Q2 2023 vs. Q1 2023 Business Segments

P.R. Public Sector Exposure Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of June 30, 2023, our direct exposure to P.R. municipalities was $351 million, up by $28 million QoQ, mostly driven by a $23 million increase in a single municipality Municipalities Indirect Exposure On July 1, 2023 we received $34 million in principal payments Activity Since June 2023

Liquidity Sources Liquidity Sources Borrowings Available liquidity increased by $1.9 billion in Q2 2023 On March 13, 2023, issued $400 million aggregate principal amount of 7.25% Senior Notes due 2028. On August 14, 2023, a portion of the net proceeds of the issuance will be used to redeem, at par value, all outstanding $300 million aggregate principal amount of its 6.125% Senior Notes due September 2023 Differences due to rounding

Deposit Composition 1 Includes the first $250,000 in balances of transactional and time deposit accounts with balances in excess of $250,000. 2 Includes public deposits from P.R., U.S.V.I., and U.S. states and municipalities based on such jurisdictions’ applicable collateral requirements On June 30, 2023, deposits with balances in excess of $250,000, excluding foreign deposits, intercompany deposits and collateralized public funds, were $11.4 billion or 21% at BPPR and $2.3 billion or 23% at Popular U.S. compared to available liquidity sources of $15.9 billion at BPPR and $4.2 billion at Popular U.S. as of June 30, 2023 Non-interest bearing demand deposit balances continue to be stable and represented 24% of the total deposit portfolio Deposits by Category QoQ Detail Differences due to rounding

20 Non-Owner Occupied CRE $ in millions Highlights: Non-Owner Occupied CRE (CRE NOO) properties concentrated in retail, hotels and office space Office exposure is limited, representing only 1.8% of total loan portfolio and 13% of CRE NOO Office space primarily comprised of mid-rise properties with diversified tenants across both regions. Average loan size of $2.0 million Strong loan growth in both regions following prudent lending standards P.R. loan balances increased $254 million YoY U.S. loan balances increased by $370 million YoY Favorable credit risk profile with low level of NCOs and NPLs, and decreasing criticized and classified loans Non-performing loans held-in-portfolio stable at $23 million in Q2 2023; NPLs to loans ratio at 0.5% in Q2 2023 Allowance for credit losses to loans held-in-portfolio at 1.51% in Q2 2023 vs. 1.54% in Q1 2023 ACL to NPLs steady at 311% in Q2 2023 Differences due to rounding Non-Owner Occupied CRE CRE NOO Balance by property type

Pre-pandemic Differences due to rounding Auto Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) FICO Mix of Originations (% of Approved Amount) Delinquency ($ in millions) Auto balances increased during the pandemic, but growth has moderated during recent quarters Delinquency flattening in the most recent four quarters at a level below pre-pandemic NCOs at levels significantly below pre-pandemic The FICO mix of originations has remained robust, with weighted-average FICO scores of approximately 730 Current year originations were approximately 65%/35% split between new/used auto loans Highlights:

Pre-pandemic Differences due to rounding Leases Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) FICO Mix of Originations (% of Approved Amount) Delinquency ($ in millions) Auto lease balances have continued to increase since the pandemic Delinquency steady at below pre-pandemic levels NCOs at levels significantly below pre-pandemic The FICO mix of originations has remained robust, with weighted-average FICO scores of approximately 740 Highlights:

Pre-pandemic Differences due to rounding Credit Card Portfolio NCOs and NCO-to-Loan Ratio ($ in millions) Delinquency ($ in millions) Highlights: Balances have been gradually increasing due to higher originations and increased usage post pandemic Delinquency and NCOs have been gradually increasing in recent quarters, but both remain below pre-pandemic level as of Q2 2023 The FICO mix of originations has remained robust, with weighted-average FICO scores of approximately 750 FICO Mix of Originations (% of Approved Amount)

FICO Mix of Consumer Originations

Popular, Inc. Credit Ratings Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 March S&P lowers outlook to Stable 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable 2022 April S&P upgrades to BB+ from BB-, revised outlook to Stable September Moody’s upgrades to Ba1 from Ba3, revised outlook to Stable Senior Unsecured Ratings

INVESTOR PRESENTATION Second Quarter 2023